UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2009

DANVERS BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-33896

Delaware	04-344675
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Conant Street, Danvers, Massachusetts 01923
(Address of Principal Executive Offices, including Zip Code)

(978) 777-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.              Completion of Acquisition or Disposition of Assets.

On October 30, 2009, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of June 16, 2009 (the “Merger Agreement”) between Danvers Bancorp, Inc. (“Danvers”) and Beverly National Corporation (“Beverly”), Danvers and Beverly completed the merger (the “Merger”) in which Beverly merged with and into Danvers, with Danvers as the surviving corporation.

Pursuant to the Merger Agreement, each share of Beverly common stock outstanding at the effective time of the Merger was converted into the right to receive 1.66 shares of Danvers common stock, as specified in the Merger Agreement.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.  A copy of Merger Agreement is attached hereto as Exhibit 2.01 and is incorporated herein by reference.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon completion of the Merger, Mark B. Glovsky, Pamela C. Scott and Michael F. Tripoli (together, the “New Directors”), former directors of Beverly, joined the Board of Directors of Danvers (the “Board”).  The Board has not yet determined what committees the New Directors may serve on.  There are no arrangements between any of the New Directors and any other persons pursuant to which the New Directors were selected as a director.  There are no transactions, or proposed transactions, to which Danvers is or was to be party and in which New Directors have a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 8.01               Other Events.

On October 30, 2009, Danvers issued a press release announcing the completion of the Merger.  A copy of the press release issued by Danvers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)           Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)           Exhibits.

Exhibit No.	Description
2.01

Agreement and Plan of Merger dated as of June 16, 2009 by and between Danvers Bancorp, Inc. and Beverly National Corporation (incorporated by reference from Danvers’ Current Report on Form 8-K filed on June 17, 2009).

99.1	Press Release issued by Danvers Bancorp, Inc. on October 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2009	DANVERS BANCORP, INC.

	By:	/s/ Kevin T. Bottomley
Name: Kevin T. Bottomley
Title: President & CEO

EXHIBIT INDEX

Exhibit No.	Description
2.01

Agreement and Plan of Merger dated as of June 16, 2009 by and between Danvers Bancorp, Inc. and Beverly National Corporation (incorporated by reference from Danvers’ Current Report on Form 8-K filed on June 17, 2009).

99.1	Press Release issued by Danvers Bancorp, Inc. on October 30, 2009.